Prudential Investments Funds

Supplement dated June 14, 2016 to the
Currently Effective Statements of Additional Information of the Funds Listed Below

Effective immediately, the following change is made to each Fund’s Statement of Additional Information (SAI) and is in addition to any existing supplement. This supplement should be read in conjunction with your SAI and be retained for future reference.

In Part I of each Fund’s SAI, in the section entitled “Investment Risks and Considerations,” the first paragraph of the discussion pertaining to Securities Lending is deleted and replaced with the new disclosure set forth below.

SECURITIES LENDING. Unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that:  (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund; (2) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the US government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Fund at any time. PGIM, Inc. (PGIM), an affiliate of the Fund’s investment manager, serves as securities lending agent for the Fund, and in that role administers the Fund’s securities lending program.  As compensation for these services, PGIM receives a portion of any amounts earned by the Fund through lending securities.

In Part I of each Fund’s SAI, in the section entitled “Other Service Providers,” the disclosure pertaining to “Securities Lending Agent” is deleted and replaced with the new disclosure set forth below:

SECURITIES LENDING AGENT. PGIM, Inc. (PGIM) serves as securities lending agent for the Fund, and in that role administers the Fund’s securities lending program. PGIM is an affiliate of PI. PGIM receives as compensation for its services a portion of the amount earned by lending securities.  The compensation received by PGIM for services as securities lending agent for the three most recently completed fiscal years is set forth in the SAI.

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Prudential Investment Portfolios 3
Prudential Jennison Select Growth Fund
Prudential QMA Global Tactical Allocation Fund
Prudential QMA Strategic Value Fund
Prudential Unconstrained Bond Fund

Prudential Investment Portfolios 12
Prudential QMA Long-Short Equity Fund
Prudential Short Duration Muni High Income Fund
Prudential US Real Estate Fund

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